United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

SOLIDION TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13344 Noel Road, Suite 1100

Dallas, TX 75240

(Address of principal executive offices, including zip code)

(972) 918-5120

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 14, 2025, the Chief Financial Officer of Solidion Technology, Inc. (the “Company”), after consultation with the Company’s Audit Committee, concluded that the Company’s previously issued interim financial statements as of and for the period ended June 30, 2025 (the “Affected Financial Information”) included in the Company’s Quarterly Report on Form 10-Q for such period should no longer be relied upon. Similarly, any prior earnings releases and investor communications that included or discussed the Affected Financial Information should no longer be relied upon.

Subsequent to the issuance of the Affected Financial Information, the Company identified errors related in (i) the reported number of Series A Warrants outstanding issued in connection with the private placement completed on March 13, 2024 and the related fair value measurement of those warrants as of June 30, 2025 and for the three- and six-month periods ended June 30, 2025, and (ii) the number of Series A and Series C shares included in the diluted earnings per share (“EPS”) calculations for the six-month period ended June 30, 2025. Specifically, the Company determined that the number of Series A Warrants subject to fair value measurement should have been 810,389 warrants, rather than the previously reported amount, and the corresponding fair value as of June 30, 2025 was understated by $2,260,650. Additionally, 576,540 Series A and 1,715,677 Series C common stock equivalents should have been included in the calculation of diluted EPS for the six months ended June 30, 2025.

The Company will file Amendment No. 1 to its Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2025 to amend and restate the original filing, including restated financial information for the Affected Financial Information and other related modifications, prior to the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2025

SOLIDION TECHNOLOGY, INC.

	By:	/s/ Jaymes Winters
	Name:	Jaymes Winters
	Title:	Chief Executive Officer

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